SUPPLEMENT DATED DECEMBER 4, 2009

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR
AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

The name of The Alger American Fund has been changed to The Alger Portfolios. In addition, the name and class of the following investment option has changed to:

Old Name and Class	New Name and Class

Alger American SmallCap Growth Portfolio, Class O	Alger Small Cap Growth Portfolio, Class I-2

Please retain this supplement with your prospectus for future reference.

Keyport(NY) Alger 12/09